UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Affordable Residential Communities Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Affordable Residential Communities Inc. Pursuant to Rule 14a-6(b)

Under the Securities Exchange Act of 1934

Set forth below is a letter from Affordable Residential Communities Inc. (“ARC”), dated January 5, 2007, which was sent to ARC stockholders concerning the special meeting of ARC stockholders to be held on January 23, 2007.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

ARC has filed with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with the special meeting.  The proxy statement has been mailed to the stockholders of ARC.  STOCKHOLDERS OF ARC ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.  Such proxy statement and other relevant documents may also be obtained, free of charge, on the SEC’s website (http://www.sec.gov) or by contacting our Secretary, Affordable Residential Communities Inc., 7887 East Belleview Avenue, Englewood, CO 80111.

PARTICIPANTS IN THE SOLICITATION

ARC and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction.  The participants in such solicitation may include ARC’s executive officers and directors.  Further information regarding persons who may be deemed participants is available in ARC’s proxy statement filed with the SEC in connection with the special meeting.

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AFFORDABLE RESIDENTIAL COMMUNITIES INC.

7887 E. Belleview Ave., Suite 200

Englewood, Colorado 80111

January 5, 2007

Dear Fellow Stockholder:

We have previously sent to you proxy material for the special meeting of Affordable Residential Communities Inc. stockholders, to be held on January 23, 2007.  Your Board of Directors unanimously recommends that stockholders vote FOR all the items on the agenda.

Your vote is important, no matter how many or how few shares you may own.  Whether or not you have already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Scott L. Gesell

Executive Vice President, General Counsel

and Corporate Secretary

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.